UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 24, 2021

QUEEN’S GAMBIT GROWTH CAPITAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39908	98-1571453
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

55 Hudson Yards, 44th Floor
New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(917) 907-4618
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	GMBTU	Nasdaq Capital Market
Class A Ordinary Shares included as part of the units	GMBT	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GMBTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02.Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 24, 2021, the Audit Committee of the Board of Directors of Queen’s Gambit Growth Capital, a Cayman Islands exempted company (the “Company”), after discussion with the Company’s management and its advisors, concluded that the Company’s previously issued revision to the (i) audited balance sheet as of January 22, 2021 initially reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2021, (ii) unaudited interim financial statements for the quarterly period ended March 31, 2021 initially reported in the Company’s Quarterly Report on Form 10-Q filed with the SEC on June 29, 2021, and (iii) unaudited interim financial statements for the quarterly period ended June 30, 2021 initially reported in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 16, 2021 (collectively, the “Affected Periods”) should be restated due to a reclassification of the Company’s temporary and permanent equity and resulting restatement of the initial carrying value of the Company’s Class A ordinary shares subject to possible redemption (and related changes). The reclassification has resulted from a determination by the Company’s management that the Class A ordinary shares issued in connection with its initial public offering (“IPO”) can be redeemed or become redeemable subject to the occurrence of future events considered to be outside of the Company’s control. Therefore, the Class A ordinary shares subject to possible redemption should be valued at $10.00 per share and should not take into account the fact that a redemption of Class A ordinary shares cannot result in net tangible assets being less than $5,000,001.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the IPO.

While the Company adopted this change in the unaudited interim financial statements for the quarterly period ended September 30, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2021, the Company presented the reclassification as a revision that did not require the restatement of previously issued financial statements. The Company has subsequently determined that such reclassification should be considered a restatement rather than a revision. As such, the Company is restating its financial statements for the Affected Periods in the Company’s Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021, filed with the SEC on November 24, 2021 (the “Q3 Form 10-Q/A”), as described therein.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation with respect to such material weakness is described in more detail in the Q3 Form 10-Q/A.

The Company has discussed the matters disclosed in this Current Report on Form 8-K with its independent registered public accounting firm, WithumSmith+Brown, PC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2021

QUEEN’S GAMBIT GROWTH CAPITAL

By:/s/ Victoria Grace

Name: Victoria Grace

Title: Chief Executive Officer

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